UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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Spero Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPERO THERAPEUTICS, INC.
675 MASSACHUSETTS AVE., 14th FLOOR CAMBRIDGE, MA 02139
Your Vote Counts!
SPERO THERAPEUTICS, INC.
2022 Annual Meeting
Vote by September 14, 2022
11:59 PM ET
You invested in SPERO THERAPEUTICS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 15, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 01, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
for complete information and to vote, visit www.proxyvote.com control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
September 15, 2022
9:00 AM EDT
Virtually at:
www.virtualshareholdermeeting.com/SPRO2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. Election of Directors
Nominees:
1a. Frank E. Thomas
For
1b. Patrick Vink, M.D.
For
2. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the independent auditors of Spero Therapeutics, Inc. for the fiscal year ending December 31, 2022.
For
3. To approve an amendment to the 2017 Stock Incentive Plan.
For
NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.
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